                                                                     EXHIBIT 99




This release contains certain forward-looking statements, which are subject to a number of risks and uncertainties. Some factors that could cause actual results to differ materially include: business conditions and growth in the contract manufacturing industry and the general economy; variability of operating results; dependence on a limited number of customers; limited availability of components; dependence on certain industries; variability of customer requirements; and other risk factors described in the company's most recently filed SEC documents such as the Form 10-K, filed 11/12/99.



                       JABIL CIRCUIT POSTS RECORD REVENUE

                    EARNINGS PER SHARE INCREASES 42 PERCENT





St. Petersburg, FL - December 16, 1999....Jabil Circuit, Inc. (NYSE: JBL),
electronics manufacturing services provider, today reported record revenue for the first quarter of fiscal 2000, ended November 30, 1999. Revenue for the quarter increased 39 percent to $690 million compared to $495 million for the same period of fiscal 1999.



Jabil's first quarter of fiscal 2000 net income increased 56 percent to $31.2 million, excluding a one-time acquisition-related charge of $5.2 million, compared with $20 million and earnings per share increased 42 percent to $0.34 per diluted share, compared to $0.24 for the first quarter of fiscal 1999.



Gross profit for fiscal 2000 first quarter increased 34 percent to $73.4 million or 10.6 percent of revenue compared to $54.7 million or 11 percent of revenue for the corresponding quarter of fiscal 1999.



Operating income for the first fiscal quarter of 2000 increased 39 percent to $44.6 million or 6.5 percent of revenue, compared to $32 million or 6.5 percent of revenue for the first fiscal quarter of 1999.



Jabil Circuit President Timothy L. Main said, "We are pleased with the results for our fiscal first quarter and with our positioning for an outstanding fiscal 2000. Our people continued to deliver strong operational performance during the quarter as we executed a challenging growth plan and incorporated two new acquisitions into the Company."



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


INCOME STATEMENT -- SEQUENTIAL TREND HIGHLIGHTS

         THE FOLLOWING SEQUENTIAL RESULTS ARE PRESENTED IN NON-POOLED FORMAT IN ORDER TO REFLECT THE ACTUAL GROWTH OF THE COMPANY DURING THIS TIME PERIOD. THE RESULTS OF OPERATIONS AND BALANCE SHEET STATEMENTS ATTACHED WITH THIS PRESS RELEASE CONTAIN POOLED RESULTS.

o        First quarter revenue grew by 29 percent over the prior quarter.

o Operating income increased from $37.9 million, to $44.6 million or 6.5 percent of revenue.

o Net income after taxes was $31.2 million or 4.5 percent of revenue, as compared to $26.2 million or 4.9 percent in the prior sequential quarter.

o Earnings per share for the quarter were $0.34 on an average of 91,389,000 shares during the period, fully diluted. This excludes the impact of an acquisition related charge of approximately $5 million, or $0.05 EPS.



BALANCE SHEET REVIEW -- SEQUENTIAL TREND HIGHLIGHTS

o Accounts receivables increased by $90 million to $319 million in the first quarter as compared to $228 million in the fourth quarter. Calculated DSO was 42 days, while collection experience was 38 days. This compares to DSO and collection experience of 38 days in the prior quarter.

o Inventories increased by $108 million in the quarter to $299 million as compared to $191 million as of the end of August. Calculated inventory turns were eight, compared to 10 turns in the previous quarter. Inventory balances include approximately $25 million in inventory relating to the GET/JGS acquisitions. Overall inventory balances are somewhat higher as the company prepares for significant growth in several segment areas in the second fiscal quarter. On a forward basis, inventory turns are approximately 10 as the company enters into the second quarter.

o The Company's debt to capitalization ratio was 7 percent at the end of the quarter.

o For the quarter, average return on assets was 11.5 percent (excluding one-time, acquisition-related charge.)

o Fiscal first quarter average return on equity was 21 percent (excluding one-time, acquisition-related charge.)



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

BUSINESS UPDATE
FACILITIES

Guadalajara, Mexico operation has expanded and now has a second building on the campus bringing total square footage to approximately 400,000 square feet.

In January the company will move into a new 170,000 sq. ft. facility in Boise, Idaho, replacing the smaller leased facility on Hewlett Packard's campus in that location.

The company announced a new greenfield site in Hungary. The Company said it is in the final stages of site acquisition and plan to bring this new operation on line in the early fall of 2000.


THE FISCAL YEAR AHEAD


Main commented, "We are gratified with the effort and overall results of our employees during this period of unprecedented growth and challenge. We are concurrently ramping new customers and programs across all of our facilities. We are very pleased to see continued strong organic growth and are pleased to have immediate contributions from our two recent acquisitions. We are also encouraged by our diversified business model of over 30 meaningful customers as we enter this fiscal year, giving the Company numerous opportunities for continued growth."



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


                        JABIL CIRCUIT AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                (IN THOUSANDS)


                                                              August 31,                          November 30,
                                                                 1999                                 1999
                                                         --------------------                ----------------------
                                                                                                   (Unaudited)
 ASSETS
 Current assets
   Cash and cash equivalents                                       $ 125,949                           $    48,124
   Short-term investments                                             27,176                                     -
   Accounts receivable - Net                                         261,078                               318,647
   Inventories                                                       217,840                               299,477
   Prepaid expenses and other current assets                          14,794                                22,765
   Deferred income taxes                                              13,896                                13,500
                                                                 -----------                           -----------
         Total current assets                                        660,733                               702,513

 Property, plant and equipment, net                                  353,522                               396,295
 Other assets                                                         20,786                                34,258
                                                                 -----------                           -----------
                                                                 $ 1,035,041                           $ 1,133,066
                                                                 ===========                           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities
   Current installments of long term debt                        $     9,610                           $     8,333
   Short-term debt                                                    21,501                                 1,588
   Accounts payable                                                  300,093                               384,571
   Accrued expenses                                                   59,186                                62,648
   Income taxes payable                                               20,511                                15,141
                                                                 -----------                           -----------
         Total current liabilities                                   410,901                               472,281

 Long term debt, less current installments                            34,712                                33,333
 Deferred income taxes                                                10,199                                21,276
 Deferred grant revenue                                                1,798                                 3,731
                                                                 -----------                           -----------
         Total liabilities                                           457,610                               530,621
                                                                 -----------                           -----------

 Stockholders' equity
   Common stock                                                           87                                    87
   Additional paid in capital                                        296,396                               295,247
   Retained earnings                                                 281,166                               307,654
   Cumulative translation adjustment                                   (218)                                 (543)
                                                                 -----------                           -----------

         Total stockholders' equity                                  577,431                               602,445
                                                                 -----------                           -----------

                                                                 $ 1,035,041                          $  1,133,066
                                                                 ===========                          ============




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

                      JABIL CIRCUIT, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)
                                  (UNAUDITED)


                                                                                  Three months ended
                                                                                      November 30,
                                                                           ---------------------------------

                                                                              1998                   1999
                                                                           ---------               ---------

Net revenue                                                                $ 495,115               $ 689,822
  Cost of revenue                                                            440,420                 616,435
                                                                           ---------               ---------

Gross profit                                                                  54,695                  73,387

Operating expenses:
  Selling, general and administrative                                         20,825                  27,051
  Research and development                                                     1,457                   1,182
  Amortization of intangibles                                                    357                     599
  Acquisition-related charge                                                       -                   5,153
                                                                           ---------               ---------
Operating income                                                              32,056                  39,402

  Interest (income)/expense, net                                               1,600                   (615)
                                                                           ---------               ---------

Income before income taxes                                                    30,456                  40,017

  Income tax expense                                                          10,440                  13,529
                                                                           ---------               ---------

Net income                                                                 $  20,016               $  26,488
                                                                           =========               =========
Earnings per share:
Basic                                                                      $    0.25               $    0.30
                                                                           =========               =========
Diluted                                                                    $    0.24               $    0.29
                                                                           =========               =========

Common shares used in the calculations
  of earnings per share:
Basic                                                                         79,689                  87,410
                                                                           =========               =========
Diluted                                                                       82,778                  91,389
                                                                           =========               =========



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

                      JABIL CIRCUIT, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
           PRO-FORMA, EXCLUDING IMPACT OF ACQUISITION-RELATED CHARGE
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)
                                  (UNAUDITED)

                                                                                 Three months ended
                                                                                   November 30,
                                                                         ------------------------------------

                                                                            1998                       1999
                                                                         ---------                  ---------

Net revenue                                                              $ 495,115                  $ 689,822
  Cost of revenue                                                          440,420                    616,435
                                                                         ---------                  ---------


Gross profit                                                                54,695                     73,387
Operating expenses:
  Selling, general and administrative                                       20,825                     27,051
  Research and development                                                   1,457                      1,182
  Amortization of intangibles                                                  357                        599
  Acquisition-related charge                                                     -                          -
                                                                         ---------                  ---------
Operating income                                                            32,056                     44,555

  Interest (income)/expense, net                                             1,600                      (615)
                                                                         ---------                  ---------

Income before income taxes                                                  30,456                     45,170

  Income tax expense                                                        10,440                     14,003
                                                                         ---------                  ---------

Net income                                                               $  20,016                  $  31,167
                                                                         =========                  =========
Earnings per share:
Basic                                                                    $    0.25                  $    0.36
                                                                         =========                  =========
Diluted                                                                  $    0.24                  $    0.34
                                                                         =========                  =========

Common shares used in the calculations of
  earnings per share
Basic                                                                       79,689                     87,410
                                                                         =========                  =========
Diluted                                                                     82,778                     91,389
                                                                         =========                  =========




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

                      JABIL CIRCUIT, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                       FISCAL YEAR ENDED AUGUST 31, 1999
                              RESTATED FOR POOLING
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)
                                  (UNAUDITED)


                                              Q1            Q2            Q3*             Q4*             FY99
                                           --------      --------      ---------       ---------       ----------

Net revenue                                $495,115      $558,703      $ 582,238       $ 602,335       $2,238,391
Gross profit                                 54,695        60,102         63,821          66,970          245,588

  Selling, general and administrative
                                             20,825        22,452         22,586          25,836           91,699
  Research and development
                                              1,457         1,432          1,387           1,587            5,863
  Amortization of intangibles                   357           294            287             287            1,225
                                           --------      --------      ---------       ---------       ----------
Operating income (loss)                      32,056        35,924         39,561          39,260          146,801

  Interest (income)/expense, net              1,600         1,892            (26)           (892)           2,574
                                           --------      --------      ---------       ---------       ----------

Income (loss) before income taxes            30,456        34,032         39,587          40,152          144,227


  Income tax expense (benefit)               10,440        11,778         13,933          14,081           50,232
                                           --------      --------      ---------       ---------       ----------

Net income                                 $ 20,016      $ 22,254      $  25,654       $  26,071       $   93,995
                                           ========      ========      =========       =========       ==========

Earnings per share:
Basic                                      $   0.25      $   0.28      $    0.30       $    0.30       $     1.13
                                           ========      ========      =========       =========       ==========
Diluted                                    $   0.24      $   0.27      $    0.28       $    0.29       $     1.08
                                           ========      ========      =========       =========       ==========

Common shares used in the
  calculations of earnings per share
Basic                                        79,689        79,972         86,565          87,281           83,377
                                           ========      ========      =========       =========       ==========
Diluted                                      82,778        83,503         90,449          91,078           86,952
                                           ========      ========      =========       =========       ==========


* Excludes approximately $0.04 and $0.06 non-recurring charges in Q3 and Q4, respectively, recorded by GET in fiscal 1999.



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